Exhibit 99.1

As Approved by the Board of

Directors on March 17, 2014

CHARTER

OF THE

RISK AND COMPLIANCE JOINT COMMITTEE

OF THE

BOARDS OF DIRECTORS OF

FIFTH THIRD BANCORP

AND

FIFTH THIRD BANK

I.	AUTHORITY AND MEMBERSHIP

The Committee shall be a joint committee of the Boards of Directors of Fifth Third Bancorp (the “Corporation”) and of Fifth Third Bank, an Ohio corporation (the “Bank”). The Committee initially, and at all times thereafter, will be comprised of at least three members, at least one of whom must be a director of the Bank. The Committee may increase the number of Members from time to time thereafter. In connection with each such increase, the Committee shall determine whether the additional member(s) shall be from the Board of Directors of the Corporation or from the Board of Directors of the Bank. Regardless of the number of members that the Committee may have, at all times the Committee shall be comprised solely of members who meet all of the following eligibility criteria:

•	The member must satisfy the independence requirements applicable to Nasdaq Global Select Market issuers or such other exchange or system upon which the Corporation’s securities are listed, quoted and/ or traded (“Nasdaq”) and any standards of independence as may be prescribed for purposes of any federal securities, tax, banking or other laws relating to the Committee’s duties and responsibilities.

•	The member must not be an executive officer as defined in Regulation O of the Board of Governors of the Federal Reserve (12 C.F.R. Section 215.2(e)(1)) of the Corporation, the Bank or any other direct or indirect subsidiary of the Corporation (collectively, “Fifth Third”).

•	The member must not be an employee, officer, a former officer or an “affiliated person” of Fifth Third.

•	The member must not directly or indirectly own more than ten percent (10%) of the outstanding shares of the Corporation’s common stock or any other class of the Corporation’s capital stock as may be outstanding from time to time.

•	The member must not serve as an executive officer or policy making officer of any entity that owns own more than ten percent (10%) of the outstanding shares of the Corporation’s common stock or any other class of the Corporation’s capital stock as may be outstanding from time to time.

Director’s fees are the only compensation that a Committee member may receive directly or indirectly from or on behalf of Fifth Third.

The members of the Committee representing the Corporation shall be recommended by the Corporation’s Nominating and Corporate Governance Committee and approved by the entire Board. The members of the Committee representing the Bank shall be recommended and approved by the Bank’s entire Board. The members of the Committee shall serve until their successors are duly elected and qualified by the respective Board that appointed such member.

The Committee’s membership shall be such that, in the judgment of the Corporation’s Nominating and Corporate Governance Committee as approved by the full Board, it has the experience, expertise and judgment necessary to evaluate the information and reports presented to the Committee by Management with respect to the responsibilities under this Charter.

The Committee will elect one of its members to serve as Committee Chair. The Committee may also appoint a Secretary, who need not be a Director. The Secretary shall keep detailed minutes of each Committee meeting. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present, shall be the act of the Committee. In the absence of a quorum, a majority of the members of the Committee present may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given other than by announcement at the meeting that is being adjourned.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation and/or the Bank to provide the Committee with the support of one or more Fifth Third employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to any advisors employed by the Committee. The Committee may request any officer or employee of Fifth Third or the Corporation’s outside counsel or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

II.	PURPOSE OF THE COMMITTEE

The Committee’s primary purposes are to:

•	Oversee management’s compliance with all of Fifth Third’s regulatory obligations arising under applicable federal and state banking laws, rules and regulations, including any terms and conditions required from time to time by any action, formal or informal, of the Board of Governors of the Federal Reserve, the Federal Reserve Bank of Cleveland, the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, or any other federal or state banking regulatory agency or authority (each a “Banking Regulator”), and any responses of management to any inquiries from any applicable Banking Regulator;

•	Oversee management’s development and implementation of a Risk Appetite Framework, with an enterprise view of risk capacity, risk appetite, risk tolerances, risk targets and risk limits, and which is further supported by the Enterprise Risk Management Framework;

•	Oversee management’s implementation of an Enterprise Risk Management Framework, including the implementation of consistent processes for identifying, assessing, managing, monitoring and reporting risks of all types, including the categories of credit risk, market risk, liquidity risk, operational risk, regulatory compliance risk, legal risk, reputation risk and strategic risk;

•	Oversee the fiduciary activities and fiduciary policies of the Corporation and its bank subsidiaries; and

•	Ensure that risk processes are supported by a risk governance structure that includes Board oversight, policies, risk limits, and risk committees, and further by a culture that supports risk management objectives and reflects a model of shared accountability between the Enterprise Risk Management Division, lines of business, affiliates and support functions.

III.	RESPONSIBILITIES OF THE COMMITTEE

A.	Charter Review

The Committee shall:

•	Review and reassess the adequacy of this charter annually and recommend to the Board any proposed changes to this charter; and

•	Publicly disclose the charter and any such amendments at the times and in the manner required by the SEC and/or any other regulatory body or stock exchange having authority over the Corporation, and in all events post such charter and amendments to the Corporation’s website.

B.	Compliance Oversight

The Committee shall:

•	Ensure that the Corporation is taking appropriate measures to address all existing regulatory requirements, and new requirements that may be enacted hereafter, including those under the Bank Holding Company Act, the Patriot Act, the Bank Secrecy Act and similar laws, rules and regulations;

•	Become familiar with the terms and conditions of any and all orders, Memoranda of Understanding, Written Agreements, other agreements, supervisory letters or similar actions of any Banking Regulator (“Orders”) and Fifth Third’s responsibility to comply with such Orders;

•	Review management progress in taking the appropriate steps within acceptable timeframes, to comply with the requirements of the terms of any Order;

•	Review and ensure proper and timely management response to all issues identified in all external examinations of Fifth Third’s regulatory and risk management functions as may be undertaken from time to time as directed by the Committee;

•	Work with the Audit Committee of the Corporation’s Board of Directors to ensure that any and all audit related deficiencies identified in any audit or Order are properly addressed and that the Audit Committee is informed of management’s progress in responding to any audit or Order;

•	Review management reporting to all Banking Regulators and to serve as a contact point as needed for any applicable Banking Regulator with respect to all matters relating to any Order; and

•	Review and approve the broad policies submitted by management that are designed to comply with the terms of any Order or applicable laws, rules and regulations or under the Enterprise Risk Management Framework.

C.	Risk Management

1.	General

The Committee shall:

•	Periodically review and approve the Corporation’s Risk Appetite Framework, including overseeing the development of appropriate risk capacity, risk appetite, risk tolerances, risk targets and risk limits;

•	Periodically review and approve the Corporation’s Enterprise Risk Management Framework, including the development of effective policies, processes and programs to ensure risks are properly managed and controlled, and within Fifth Third’s risk appetite as approved by the Board of Directors;

•	Ensure that the Corporation is taking appropriate measures to apply consistent methodologies for identifying, assessing, managing, monitoring and reporting risk to the Corporation including the categories of credit risk, market risk, liquidity risk, operational risk, regulatory compliance risk, legal risk, reputation risk and strategic risk;

•	Regularly review reporting that provides a high-level dashboard view of the inherent risk, adequacy of controls and residual risk by risk category and comparison of residual risk to risk tolerance for each risk category; key risk indicators; key risk limits; top risk issues; forward-looking opportunities and risks; key initiatives; and risk appetite; and

•	Review information relating to compliance with both external regulations and internal policies regarding all risk categories.

2.	Liquidity Risk

•	Management shall develop and maintain an Asset Liability Management Policy (the “ALM Policy”) and a Liquidity Risk Management Policy (the “LR Policy), which policies shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the ALM Policy and the LR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to liquidity risk as may be consistent with the ALM Policy and the LR Policy.

•	The Committee shall review the Corporation’s capital position and liquidity position under clearly defined stress tests contained in the Corporation’s Contingency Funding Plan and Capital Contingency Plan.

3.	Market Risk

•	Management shall develop and maintain an Asset Liability Management Policy (the “ALM Policy”) and a Market Risk Management Policy (the “MR Policy), which policies shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the ALM Policy and the MR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to market risk as may be consistent with the ALM Policy and the MR Policy.

•	The Committee shall review the Corporation’s market risk resulting from the Corporation’s trading activity; market risk limits for each risk type; and trends affecting the various markets and products to which the Corporation has exposure. This review may include such analyses as value at risk (VaR) calculations, historical scenario analysis as well as forward-looking stress tests and limit monitoring.

4.	Credit Risk

•	Management shall develop and maintain a Lending and Equity Investing policy (the “L&I Policy”) and a Credit Risk Management Policy (the “CR Policy”), which policies shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the L&I Policy and the CR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to credit risk as may be consistent with the L&I Policy and the CR Policy.

•	The Committee shall review matters relating to specific portfolios and/or specific industries, particularly those with high risk; large borrower exposure; non-performing assets of the Corporation, charge-offs and the level and adequacy of the allowance for loan and lease losses; corporate limits on lending, such as industry concentration limits, product limits and underwriting policies; and trends in the economy in general and in the lending industry in particular relating to credit risk.

•	The Committee shall, from time to time, receive reports and information from the Corporation’s Credit Risk Review Department, including an annual examination/review schedule prepared by Credit Risk Review, as well as information regarding the independence of Credit Risk Review. The Director of Credit Risk Review shall report directly to the Committee and, administratively, to the Audit Division. The Committee shall also be entitled to request such other reports and information, including relevant forecast information, as it may deem desirable and appropriate from external or internal sources, including from other committees of the Boards of Directors, and shall similarly provide access to its reports and information.

5.	Operational Risk

•	Management shall develop and maintain an Operational Risk Management Policy (the “OR Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the OR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to operational risk as may be consistent with the OR Policy.

•	The Committee shall review management reports relating to operational risk issues in areas including but not limited to: fraud; development of material products and services; execution, delivery and process management; acquisition integration issues; technology risks and technology strategies; business disruption and system failures; and business practices generally.

6.	Legal Risk

•

Management shall develop and maintain a Legal Risk Management Policy (the “Legal Risk Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the Legal Risk Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to legal risk as may be consistent with the Legal Risk Policy.

•	The Committee shall review management reports relating to legal risk issues in areas including but not limited to: material litigation, legal settlements and defense complaints.

7.	Reputation Risk

•	Management shall develop and maintain a Reputation Risk Management Policy (the “RR Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the RR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to reputation risk as may be consistent with the RR Policy.

•	The Committee shall review management reports relating to reputation risk issues in areas including but not limited to: customer complaint trends, corporate reputation, and media tracking.

8.	Strategic Risk

•	Management shall develop and maintain a Strategic Risk Management Policy (the “SR Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the SR Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to strategic risk as may be consistent with the SR Policy.

•	The Committee shall review management reports relating to strategic risk issues in areas including but not limited to: financial and strategic planning; mergers, acquisitions and divestitures; and industry trends.

9.	Regulatory Compliance Risk

•	Management shall develop and maintain a Regulatory Compliance Risk Management Policy (the “RC Policy”), which policy shall be discussed by the Committee with management. Following such discussion, and after taking into consideration any matters as the Committee may deem advisable and appropriate, including management’s recommendation, the Committee shall annually recommend the RC Policy to the Boards of Directors of the Corporation and the Bank for approval. In addition, the Committee may authorize management to develop and implement any additional detailed policies and procedures relating to regulatory compliance risk as may be consistent with the RC Policy.

•	The Committee shall review management reports relating to regulatory compliance risk issues in areas including but not limited to: new regulations and their impact, information safeguarding, anti-money laundering, and fair lending.

10.	Fiduciary Activities

•	The Committee is responsible for exercising general supervision over the exercise of the trust and other fiduciary powers of the Corporation, the Bank and their subsidiaries. In this capacity, the Committee will review and approve new trust accounts identified under the Corporation’s policies as high-risk accounts and business initiatives by the investment advisors division. In discharging their responsibilities, the Committee shall review periodic reports from designated management committees regarding the fiduciary activities of the Bank and other subsidiaries.

•	The Committee is responsible for the overall oversight of the fiduciary structure of the Corporation. In this regard, the Committee shall review and approve the policies and controls for each subsidiary including the Bank. The Committee shall review the reports from the management committees identifying significant trust and other fiduciary issues including internal audit results, internal compliance reports, internal investment reviews, regulatory exam results and material litigation.

D.	General

The Committee shall:

•	Act completely independent of management and shall have the power and authority to contract with third parties for advice or to accomplish the terms or purpose of any Order; meet as a Committee with or without the presence of any member of senior management as determined to be necessary by the Committee; and meet with any third party, including any Banking Regulator or other regulatory agencies, without the presence of senior management as desired by the Committee;

•	Form and delegate authority to subcommittees when appropriate;

•	Retain and terminate any risk management or other consultant to be used to assist in the evaluation of Fifth Third’s risk management and compliance activities by the Committee; have sole authority to approve such consultant’s fees and other retention terms; and have authority to obtain advice and assistance from internal or external legal, accounting or other advisors;

•	Report to the respective Boards of both the Corporation and the Bank on the Committee’s activities at each such Board meeting; and

•	Annually review the performance of the Committee.

In performing their responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of Fifth Third whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board of either the Corporation or the Bank as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.